UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant's principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.75% Series A Preferred Stock	KKR PR A	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On March 24, 2021, KKR Group Finance Co. IX LLC (the “Issuer”), an indirect subsidiary of KKR & Co. Inc. (the “Corporation”), the Corporation and KKR Group Partnership L.P., an indirect subsidiary of the Corporation (together with the Corporation, the “Guarantors”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and KKR Capital Markets LLC, as representatives of the underwriters (collectively, the “Underwriters”) to issue and sell (the “Offering”) $500,000,000 of the Issuer’s 4.625% Subordinated Notes due 2061.  The Notes will be guaranteed on a subordinated unsecured basis by the Guarantors.  The Offering is expected to close on March 31, 2021, subject to customary closing conditions.  The Underwriting Agreement contains certain customary representations, warranties and agreements by the Issuer and the Guarantors, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a registration statement on Form S-3 (Registration No. 333-254609) and a related prospectus, dated March 23, 2021, including the related prospectus supplement dated March 24, 2021 and filed with the Securities and Exchange Commission. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of March 24, 2021, among the Issuer, the Guarantors, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and KKR Capital Markets LLC

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

KKR & CO. INC.

Date: March 26, 2021	By:	/s/ Robert H. Lewin
	Name:	Robert H. Lewin
	Title:	Chief Financial Officer